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Exhibit 23.11

CONSENT OF INDEPENDENT AUDITORS

        We consent to the reference to our firm under the caption "Experts" and to the use of our report dated January 28, 2003 in the Registration Statement (Form S-3 No. 333-98975) and related prospectus supplement of Harley-Davidson Motorcycle Trust 2003-1 dated January 28, 2003.

                      /s/ ERNST & YOUNG LLP

Chicago, Illinois
January 28, 2003

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  Exhibit 23.11
CONSENT OF INDEPENDENT AUDITORS